                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    November 1, 2001
                                                --------------------------------

                               DT INDUSTRIES, INC.
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             (Exact name of registrant as specified in its charter)

     DELAWARE                     0-23400                     44-0537828
------------------------- ---------------------------- -------------------------
(State or other jurisdiction      (Commission                (IRS Employer
    of incorporation)             File Number)              Identification No.)

                     907 W. Fifth Street, Dayton, OH 45407
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 (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code    937-586-5600
                                                    ----------------------------

                                 Not applicable
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          (Former name or former address, if changed since last report)

Item 5.  Other Events.

     On November 1, 2001, the Company issued a press release announcing its first quarter results for fiscal 2002. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 7.     Financial Statements and Exhibits.

            (c)  EXHIBITS.  The following exhibits are filed herewith:

            99.1         Press Release dated November 1, 2001.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date:  November 1, 2001
                                    DT INDUSTRIES, INC.

                                    By:  /s/ Dennis Dockins
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                                         Dennis Dockins
                                         General Counsel and Secretary